Exhibit 10.01.j

                            SCHEDULE 10.1(ii)(B)

                           ROYALTIES/LICENSE FEE

                      COAL AND COAL-RELATED FEEDSTOCKS

I.   Royalties.

         (A) The Royalties payable by KECC or any KECC Affiliate for any license or sublicense of K-Fuel Technology shall be paid directly to KFx with respect to each calendar quarter on the date forty-five (45) days after the last day of each calendar quarter. The Royalties shall be calculated as follows:


      PRICE PER TON*            ROYALTY**
           ***                     ***
           ***                     ***
           ***                     ***



* The Price Per Ton shall be based on the actual price received by KECC or any KECC Affiliate for K-Fuel Products sold FOB the relevant plant or facility. The Base Price Per Ton shall be adjusted on an annual basis, beginning as of January 1, 2001, in the same percentage as the percentage increase or decrease that shall have occurred in the producer Price Index Series PCU1211#414 (Bituminous coal and lignite) published by the Bureau of Labor Statistics, Series Department, of the United States Department of Labor (the "Escalator index") over the level of such series index as of January 1, 2000, and thereafter as of each January 1 by the percentage increase or decrease that shall have occurred from the preceding January 1 to such January 1 throughout the term of the license or sublicense. In the event that publication of such Escalator Index is discontinued then KFx and the Company shall agree on such other published price indicators as shall serve substantially the came purpose as such discontinued escalator index.


** The Royalty shall be a percentage of the Net Sales price, as defined in the Amended KFx License, received by the licensee or sublicenscee FOB the relevant plant or facility and shall be prorated for all increments in the Price Per Ton up to a maximum royalty of ***%. For example, if the Price Per Ton is *** then the Royalty will be ***%.

----------------------

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks ("***"), and the omitted text has been filed separately with the Securities and Exchange Commission.

The provisions of this Section 1(A) shall not apply in the event of a KFx buyout pursuant to Section 10.6(ii) of the Amended Agreement. In the event of a tax buyout pursuant to Section 10.6(ii), KECC shall pay Royalties for any license or sublicense of K-fuel Technology entered into after the KFx buyout in accordance wit Section I (B) of this Schedule 10.1(ii)(B).

         (B) The Royalties payable by each licensee or sub licensee other than KECC, and payable by KECC in the event of a KFx buyout pursuant to
Section 10.6(11) of the Amended Agreement, for any license or sublicense of K-Fuel Technology shall be paid with respect to each calendar quarter on the date forty-five (45) days after the last day of each calendar quarter in an amount equal to *** percent (***%) of the Price Per Ton, with *** percent (***%) thereof to be paid directly to KFx and the remaining *** percent (***%) (or such greater amount as receives approval through Unanimous Member Action) to be paid to the Company to be distributed to the Member(s) as follows:

               1. as reimbursement for their respective costs for developing any KFx Technology, KECC Technology and LLC Technology after the Effective Date of the Amended Agreement until all such costs are reimbursed; such reimbursement shall not include the $1,000,000 dedicated to Work Plan expenditures pursuant to
          Section 10.l(iii) of the Amended Agreement if KFx has already paid this amount to acquire KECC's interest in the Company pursuant to Section 10.6(ii) of the Amended Agreement;

               2. any excess after the reimbursement of costs under (1) above will be distributed in accordance with the Members' Percentage Interest.

In the event of a termination of the Company pursuant to Section 15.8 of the Amended Agreement, the Royalties under this Section 1(B) shall be payable to the Manager under the licenses and sublicenses instead of to the Company, which Manager shall be determined in accordance with Section 15.8(C) of the Amended Agreement. The Manager shall distribute the Royalties in the proportion directed by this Section 1(B).

II.  License Fees.

         The License Fees payable by each licensee or sub licensee for any license or sublicense of K-Fuel Technology shall be as follows:

         (A) Each license or sublicense granted by the Company to any licensee or sublicensee other than KECC or any KECC Affiliate will direct

----------------------

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks ("***"), and the omitted text has been filed separately with the Securities and Exchange Commission.

the licensee or sublicensee to pay directly to KFx (1) an initial license fee equal to *** per ton of the Rated Design Capacity of such licensee's or sub licensee's plant(s) or facilities using the K-Fuel Technology, such initial license fee being payable at the time the license or sublicense is granted by the Company and (ii) an additional license fee of *** per ton of Rated Design Capacity of such licensee's or sub licensee's plant(s) or facilities using the K-Fuel Technology, such additional license fee to be payable in three equal annual installments with the first installment payable on the fifteenth day after three days of consecutive operation of the plant or facility at ten percent (10%) of capacity and the remaining two installments on the next two anniversaries of that date. Rated Design Capacity shall be eighty-five percent (85%) of the nameplate design capacity for K-Fuel Products of the subject plant or facility determined at the time the license or sublicense is granted by the Company. The amount of the foregoing license fee (*** per ton) shall be subject to adjustment in the same percentage as the percentage increase or decrease that shall have occurred in the level of the Consumer Price Index for Urban Consumers All Items - Less Shelter - Index (1967 = 100%) as published with respect to the United States by the Bureau of Labor Statistics for the United States Department of Labor. In the event that publication of the Consumer Price Index is discontinued, then KFx and the Company shall agree on such other published price indicator as shall serve substantially the same purposes as the Consumer Price Index.

         (B) Each license or sublicense granted by the company to KECC or any KECC Affiliate will direct that KECC pay directly to KFx (i) an initial license fee equal to *** per ton of the Rated Design Capacity of such licensee's or sublicensee's plant(s) or facilities using the K-Fuel Technology, such initial license fee being payable at the time the license or sublicense is granted by the Company and (ii) an additional license fee of *** per ton of Rated Design Capacity of such licensee's or sublicensee's pin(s) or facilities using the K-Fuel Technology, such additional license fee to be payable in three equal annual installments with the first installment payable on the fifteenth day after three days of consecutive operation of the plant or facility at ten percent (10%) of capacity and the remaining two installments on the next two anniversaries of that date. Rated Design Capacity shall be eighty-five percent (85%) of the nameplate design capacity for K-Fuel Products of the subject plant or facility determined at the time the license or sublicense is granted by the Company. The amount of the foregoing license fee (*** per ton) shall be subject to adjustment in the same percentage as the percentage increase or decrease that shall have occurred in the level of the Consumer Price Index for Urban Consumers All Items - Less Shelter - Index (1967 100%) as published with respect to the United States by the Bureau of Labor Statistics for the United States Department of Labor. In the event that publication of the Consumer Price Index is discontinued, then KFx and the Company shall agree on such other published price indicator as shall serve substantially the same purposes as the Consumer Price Index.

----------------------

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks ("***"), and the omitted text has been filed separately with the Securities and Exchange Commission.

         (C) Each license or sublicense granted by the Company to any licensee or sublicensee other than KECC or any KECC Affiliate will direct the licensee or sublicensee to pay directly to the Company (i) an additional initial license fee of *** per ton of the Rated Design Capacity of such licensee's or sublicensee's plant(s) or facilities using the K-Fuel Technology, such initial license fee being payable at the time the license or sublicense is granted by the Company and (ii) an additional license fee of *** per ton of Rated Design Capacity of such licensee's or sublicensee's plant(s) or facilities using the K-Fuel Technology, such additional license fee to be payable in three equal annual installments with the first installment payable on the fifteenth day after three days of consecutive operation of the plant or facility at ten percent (10%) of capacity and the remaining two installments on the next two anniversaries of that date. Rated Design Capacity shall be eighty-five percent (85%) of the nameplate design capacity for K-Fuel Products of the subject plant or facility determined at the tine the license or sublicense is granted by the Company. The amount of the foregoing additional license fee under this Section 11(C) (totaling *** per ton) shall be subject to adjustment in the same percentage as the percentage increase or decrease that shall have occurred in the level of the Consumer Price Index far Urban Consumers All Items - Less Shelter - Index (1967 = 100%) as published with respect to the United States by the Bureau of Labor Statistics for the United States Department of Labor. In the event that publication of the Consumer Price Index is discontinued, then KFx and the Company shall agree on such other published price indicator as shall serve substantially the same purposes as the Consumer Price Index. The amount of the foregoing additional license fee may be increased to any greater amount as receives approval through Unanimous Member Action. The additional license fees which are paid to the Company pursuant to this Section 11(C), shall be distributed by the Company to the Member(s) as follows:

               1. as reimbursement for their respective costs for developing any KFx Technology, KECC Technology and LLC Technology alter the Effective Date of the Amended Agreement until all such costs are reimbursed; such reimbursement shall not include the $1,000,000 dedicated to Work Plan expenditures pursuant to
          Section 10.1(iii) of the Amended Agreement if KFx has already paid this amount to acquire KECC's interest in the Company pursuant to Section 10.6(ii) of the Amended Agreement;

               2. any excess after the reimbursement of costs under (1) above will be distributed in accordance with the Members' Percentage Interest.

In the event of a termination of the Company pursuant to Section 15.8 of the Amended Agreement, the additional license fees under this Section 11(C) shall be payable to the Manager under the licenses and sublicenses instead of to the Company, which Manager shall be determined in accordance with

----------------------

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks ("***"), and the omitted text has been filed separately with the Securities and Exchange Commission.

Section 15.8(C) of the Amended Agreement. The Manager shall distribute the additional license fees in the proportion directed by this Section 11(C).

III.     Carried Interest.
         ----------------

         See Schedule 10.5(vii) to the Amended Agreement.

For avoidance of doubt, the provisions of the foregoing Sections I through III shall apply only to licenses and sublicenses granted by the Company. The Fort Union Plant located at 3574 Garner Lake Road is not owned or controlled by the Company, and KECC shall have no right to participate in royalties, license fees, or proceeds from the licensing or sale of K-Fuel Products produced at the Fort Union Plant.

In the event that K-Fuel Products are further improved or beneficiated to make char, charcoal or activated carbon ("Further-Beneficiated Products"), the royalties and license fees to be paid to the Company pursuant to Sections I and 11 of this Schedule 10.l (ii)(B) shall be paid only on the quantity and value of K-Fuel Products which go in as a feedstock to produce the Further-Beneficiated Products. Except for the royalties and license fees payable on the quantity of K-Fuel Products going in to produce the Further-Beneficiated Products, the Company shall have no right to participate in any royalties or license fees from Further-Beneficiated Products. For purposes of computing the royalties set forth in Section I of
Schedule 10.1(ii)(B), "Net Sales" shall mean the number of units of K-Fuel Products which go in to produce Further--Beneficiated Products times the existing market price for K-Fuel Products.


                       BIOMASS AND OTHER APPLICATIONS
                       ------------------------------

IV.      Biomass and Other Applications.
         ------------------------------

         A. Carried Interest, Royalties and License Fees. The carried interest, royalties and license fees payable by each licensee or sublicensee to use K-Fuel Technology with any feedstock other than coal or coal-related feedstocks shall be agreed in writing as follows:

               1. by KFx and the Company, prior to the presentation or submission to the Members of a Feasibility Study for a Commercial Project using these other feedstocks under Section 10.5 of the Amended Agreement, or

               2. if a Feasibility Study for a Commercial Project using these other feedstocks is being developed by a Member pursuant to a Work Plan that is funded solely by such Member under Section

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Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks ("***"), and the omitted text has been filed separately with the Securities and Exchange Commission.

          10.3 of the Amended Agreement, by KFx and such Member prior to such presentation or submission.

         Such agreement shall be reached, in any event, prior to the time any license or sublicense is granted by the Company to a Project Entity or other Person, and the terms of such carried interest, royalties and license fees shall be incorporated in such license or sublicense.

         B. Determination of Amount. Such carried interest, royalties and license fees shall be based on the same general economic allocation as results from the terms of the Amended Agreement, the Amended KFx License, the Amended Series A and B License, and the KECC License to use K-Fuel Technology with any feedstock other than coal or coal-related feedstocks.

The amount and method of calculation of carried interest, royalties and license fees attributable to Commercial Projects using feedstocks other than coal or coal-related feedstock shall be determined in a manner which results in a sharing, as between KFx, the Company, and the Project Entity, of the Commercial Project Value from projects involving feedstocks other than coal or coal-related feedstocks, which sharing, as nearly as possible, approximates the sharing, as between the same three respective parties, which results from Commercial Projects using coal and coal-related feedstocks pursuant to the terms of the Amended Agreement. Commercial Project Value shall mean the discounted net present value (computed on an alter tax, all equity basis using a *** real after tax discount rate) of the estimated future cash flows from the Project. The amount and method of calculation shall also be determined so that the proportionate share of economic value to be derived by KFx and the Company from each of the three factors (i.e. carried interest, royalty and license fee) shall approximate, as nearly as possible, the proportionate share of value from each of these factors to be derived by KFX and the Company from Commercial Projects which use coal or coal-related feedstock pursuant to the terms of the Amended Agreement.

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Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks ("***"), and the omitted text has been filed separately with the Securities and Exchange Commission.